EXHIBIT 99.2

ALPNET, INC. AND SUBSIDIARIES

Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 1998 (Unaudited)

                                                                                                   Pro Forma
Thousands of dollars and shares                                      ALPNET,                     Adjustments           Pro Forma
                                                                        Inc.            EP          (Note 2)        Consolidated
---------------------------------------------------------------------------------------------------------------------------------
Sales of services                                                 $   48,545        $1,226         $                $     49,771

Operating expenses:
    Cost of services sold                                             38,058           503                                38,561
    Selling, general, and administrative expenses                      8,060           235               105  (a)          8,400
    Development costs                                                    730           693                                 1,423
    Amortization of goodwill                                             391             -                26  (b)            417
    Restructuring expenses                                             1,291             -                                 1,291
                                                                  ---------------------------------------------------------------

Total operating expenses                                              48,530         1,431               131              50,092
                                                                  ---------------------------------------------------------------

Operating income (loss)                                                   15          (205)             (131)               (321)

Interest expense, net                                                    287            56                                   343
                                                                  ---------------------------------------------------------------

Loss before income taxes                                                (272)         (261)             (131)               (664)

Income taxes                                                             546             -                                   546
                                                                  ---------------------------------------------------------------

Net loss                                                          $     (818)       $ (261)        $    (131)       $     (1,210)
                                                                  ===============================================================

Loss per share - basic                                            $    (0.03)                                       $      (0.05)
                                                                  ===============================================================

Loss per share - assuming dilution                                $    (0.03)                                       $      (0.05)
                                                                  ===============================================================

Shares used in loss per share calculations:

   Basic                                                              23,838                              50              23,888
                                                                  ===============================================================

   Assuming Dilution                                                  23,838                              50              23,888
                                                                  ===============================================================

See accompanying notes.

ALPNET, INC. AND SUBSIDIARIES

Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 1999 (Unaudited)

                                                                                         Pro Forma
                                                              ALPNET,                  Adjustments              Pro Forma
Thousands of dollars and shares                                  Inc.          EP         (Note 2)           Consolidated
----------------------------------------------------------------------------------------------------------------------------
Sales of services                                        $     24,978     $   388     $                   $        25,366

Operating expenses:
    Cost of services sold                                      19,392         161                                  19,553
    Selling, general, and administrative expenses               4,452         120               53  (a)             4,625
    Development costs                                              78         233                                     311
    Amortization of goodwill                                      191           -               13  (b)               204
                                                         -------------------------------------------------------------------

Total operating expenses                                       24,113         514               66                 24,693
                                                         -------------------------------------------------------------------

Operating income (loss)                                           865        (126)             (66)                   673

Interest expense, net                                             188          25                                     213
                                                         ------------------------------------------------------------------

Income (loss) before income taxes                                 677        (151)             (66)                   460

Income taxes                                                      216           -                                     216
                                                         ------------------------------------------------------------------

Net income (loss)                                        $        461     $  (151)    $        (66)       $           244
                                                         ==================================================================

Income per share - basic                                 $       0.02                                     $          0.01
                                                         ==================================================================

Income per share - assuming dilution                     $       0.02                                     $          0.01
                                                         ==================================================================

Shares used in income per share calculations:

    Basic                                                      24,372                           50                 24,422
                                                         ==================================================================

    Assuming dilution                                          26,029                          127                 26,156
                                                         ==================================================================

See accompanying notes

ALPNET, INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Consolidated Statements of Operations


1.  Basis of Presentation

On June 30, 1999, the Registrant entered into a Stock Purchase Agreement to acquire the entire outstanding share capital of EP Publishing Partners GmbH ("EP"), a German corporation based in Nuremburg, Germany. The purchase price approximated $937,000.

The pro forma consolidated statements of operations assume that the acquisition took place as of the beginning of 1998 and then carried forward into fiscal 1999. They combine:

1. ALPNET's consolidated statement of operations for the year ended December 31, 1998 and EP's statement of operations for the year ended December 31, 1998, and

2. ALPNET's consolidated statement of operations for the six months ended June 30, 1999 and EP's statement of operations for the six months ended June 30, 1999.

A pro forma consolidated balance sheet has not been included in this filing as the acquisition became effective June 30, 1999 and EP accounts were included in the 10Q filed for the period ended June 30, 1999.

There were no material transactions between ALPNET and EP during the periods presented.

There are no material differences between the accounting policies of ALPNET and EP.

The pro forma consolidated provision for income taxes may not represent the amounts that would have resulted had ALPNET and EP filed consolidated income tax returns during the periods presented.


2.   Pro Forma Adjustments

The pro forma adjustments are based on ALPNET management's estimates. In addition, management is in the process of assessing and formulating its integration plans and does not foresee any material charges or credits against income during the 12 months succeeding the acquisition.

The purchase price of approximately $937,000, including assumption of net liabilities and acquisition costs, was allocated to software ($630,000) and goodwill ($307,000).

(a) The annual amortization charge to income related to purchased software is $105,000. This charge is reflected in the pro forma consolidated statement of operations and is recalculated below:


                                Estimated           Calculated            Calculated
                                   Useful         Amortization          Amortization
                                     Life   for the year ended    for the six months
                        Amount   in years    December 31, 1998   ended June 30, 1999
                     ---------------------------------------------------------------
Purchased Software   $ 630,000          6            $ 105,000             $  53,000

(b) The annual amortization charge to income related to goodwill approximates $26,000. This charge is reflected in the pro forma consolidated statement of operations and is recalculated below:



                                Estimated           Calculated            Calculated
                                   Useful         Amortization          Amortization
                                     Life   for the year ended    for the six months
                        Amount   in years    December 31, 1998   ended June 30, 1999
                     ---------------------------------------------------------------
Goodwill             $ 307,000         12            $  26,000             $  13,000

3.  Pro Forma Income (Loss) Per Common Share

Pro forma income (loss) per share - basic was calculated based on the issuance of approximately 50,000 shares of ALPNET common stock. Pro forma loss per share-assuming dilution at December 31, 1998 does not include any common stock equivalents as their effect would be anti-dilutive. Pro forma income per share-assuming dilution at June 30, 1999 includes 127,000 ALPNET common shares of which approximately 77,000 are attributable to shares of ALPNET common stock issuable upon the conversion of Convertible Notes which were issued to former EP shareholders as part of the acquisition.